Exhibit 10.4

Execution Version

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF JUNE 10, 2026

AMONG

WHITEHAWK MINERALS CORP.

(FORMERLY KNOWN AS WHITEHAWK INCOME CORPORATION)

AS PARENT,

WHITEHAWK INCOME OPERATING PARTNERSHIP L.P.

AS BORROWER,

CAPITAL ONE, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT AND

ISSUING BANK

AND

THE LENDERS PARTY HERETO

CAPITAL ONE, NATIONAL ASSOCIATION,

AS JOINT LEAD ARRANGER AND SOLE BOOKRUNNER

U.S. BANK NATIONAL ASSOCIATION,

AS JOINT LEAD ARRANGER

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of June 10, 2026, WhiteHawk Income Operating Partnership L.P., a Delaware limited partnership (the “Borrower”); WhiteHawk Minerals Corp. (formerly known as WhiteHawk Income Corporation), a Delaware corporation (the “Parent”); WhiteHawk Income OP GP LLC, a Delaware limited liability company, in its capacity as the general partner of the Borrower (the “General Partner”); the Subsidiaries of the Borrower listed on the signature page hereof (the “Guarantors” and collectively with the Borrower, the “Obligors”) each of the Lenders from time to time party hereto; and Capital One, National Association, as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the Issuing Bank.

R E C I T A L S

A. The Borrower, the Parent, the General Partner, the Administrative Agent, as administrative agent, the Issuing Bank, and the lenders party thereto are parties to that certain Amended and Restated Credit Agreement dated as of May 25, 2026 (the “Credit Agreement”).

B. The Borrower and the Guarantors are parties to that certain Guarantee and Collateral Agreement, dated as of June 10, 2026, made by the Borrower, each of the other Obligors party thereto and the Administrative Agent (the “Guarantee and Collateral Agreement”).

C. The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this First Amendment.

D. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment (unless otherwise indicated). Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Cover Page. The cover page of the Credit Agreement is hereby amended by replacing the phrase “WHITEHAWK INCOME CORPORATION” with the phrase “WHITEHAWK MINERALS CORP. (FORMERLY KNOWN AS WHITEHAWK INCOME CORPORATION)”.

2.2 Amendment to Introductory Paragraph. The introductory paragraph of the Credit Agreement is hereby amended by replacing the phrase “WhiteHawk Income Corporation, a Delaware corporation (the “Parent”)” with the phrase “WhiteHawk Minerals Corp. (formerly known as WhiteHawk Income Corporation), a Delaware corporation (the “Parent”)”.

2.3 Amendments to Section 1.02.

(a) Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Amended and Restated Credit Agreement, as amended by the First Amendment, and as the same may from time to time be further amended, restated, amended and restated, supplemented or otherwise modified.

“Secured Swap Agreement” means any Swap Agreement between the Borrower or any Restricted Subsidiary and any Person that is entered into prior to the time, or during the time, that such Person was, a Lender or an Affiliate of a Lender (including any such Swap Agreement in existence prior to the Signing Date and the Effective Date), even if such Person subsequently ceases to be a Lender (or an Affiliate of a Lender) for any reason (any such Person, a “Secured Swap Party”); provided that, for the avoidance of doubt, the term “Secured Swap Agreement” shall not include any Swap Agreement or transactions under any Swap Agreement entered into after the time that such Secured Swap Party ceases to be a Lender or an Affiliate of a Lender.

“Secured Swap Obligations” means all amounts and other obligations owing to any Secured Swap Party under any Secured Swap Agreement (other than Excluded Swap Obligations).

“Secured Swap Party” has the meaning assigned to such term in the definition of Secured Swap Agreement.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement, dated as of June 10, 2026, among the Borrower, the Parent, the General Partner, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

(c) Each of the defined terms “Citadel”, “Citadel Permitted Existing Confirmations”, “Citadel Permitted Existing Trade Documents”, “Citadel Permitted Existing Trades” and “Citadel Swap Counterparty Acknowledgment” is hereby deleted in its entirety.

(d) The definition of “Applicable Margin” is hereby amended by replacing the first reference to “> 25%” contained therein with “≤ 25%”.

(e) The definition of “Pro Forma Basis” is hereby amended by (i) replacing each reference to “Section 9.05(n)” contained therein with “Section 9.05(j)” and (ii) by replacing the phrase “for purposes Section 9.02(i)” contained therein with “for purposes of Section 9.02(i)”.

2.4 Amendment to Section 6.02(u). Section 6.02(u) is hereby deleted in its entirety.

2.5 Amendment to Section 9.04(a)(iv). Section 9.04(a)(iv) is hereby amended by replacing the phrase “each of the Borrower” contained therein with “the Borrower”.

2.6 Amendment to Section 9.05. Section 9.05 is hereby amended by replacing the phrase “preceding clauses (a) through (l)” contained therein with the phrase “preceding clauses (a) through (k)”.

2.7 Amendment to Section 9.15(b)(ii). Section 9.15(b)(ii) is hereby amended by replacing the reference to “Section 9.05(k)” contained therein with the phrase “Section 9.05(j)”.

2.8 Amendment to Section 9.17. Section 9.17 is hereby amended and restated in its entirety to read as follows:

Section 9.17 Amendments to Organizational Documents . None of the Parent, the General Partner or the Borrower will, and the Borrower will not permit any of the other Credit Parties to directly or indirectly amend, modify or otherwise change, or permit any amendment, modification or other change to (pursuant to a waiver or otherwise), any organizational or governing document of the Parent, the General Partner, the Borrower or any of its Restricted Subsidiaries (including by the filing or modification of any certificate of designation (including, with respect to the Parent, the Series B Preferred Shares and the Series D Preferred Shares (to the extent outstanding as of the Effective Date)) or certificate formation or articles of incorporation, or any agreement or arrangement (including any shareholders’ agreement) entered into, with respect to any of its Equity Interests), or enter into any new agreement with respect to any of its Equity Interests, except (a) (other than with respect to the Parent, the Series B Preferred Shares and the Series D Preferred Shares (to the extent outstanding as of the Effective Date)) in the case of any such amendments, modifications or changes or any such agreements or arrangements that do not materially adversely affect any right, privilege or interest of Administrative Agent or the Lenders under the Loan Documents or in the Collateral or (b) with respect to the Parent in the case of the Series B Preferred Shares and the Series D Preferred Shares (to the extent outstanding as of the Effective Date), such amendments, modifications or changes or any such agreements or arrangements that do not adversely affect the Administrative Agent or the Lenders (it being understood that any amendment, modification or change, or waiver or consent to (x) Section 4(b), Section 5, Section 6 and any provision relating to the assignment or termination thereof of the Amended and Restated Certificate of Designations of Preferred Stock of the Parent and (y) Section 5, Section 6(a) and Section 6(b) of the Certificate of Designations of Series B Preferred Stock of the Parent, in each shall adversely affect the Administrative Agent and the Lenders).

2.9 Amendment to Section 12.02(b)(vii). Section 12.02(b)(vii) is hereby amended by replacing the phrase “(except as set forth in Section 11.10 or in the Guarantee and Collateral Agreement)” contained therein with “(except as set forth in Section 11.10 or in the Guarantee and Collateral Agreement as in effect on the Effective Date)”.

2.10 Amendment to Section 12.02(b)(ix). Section 12.02(b)(ix) is hereby amended by replacing the phrase “the definition of “Citadel Permitted Existing Trades,” “Secured Swap Agreement,”” contained therein with the phrase “the definition of “Secured Swap Agreement”,”.

2.11 Amendment to Section 12.02(b)(x). Section 12.02(b)(x) is hereby amended and restated in its entirety to read as follows:

(x) (A) contractually subordinate the Obligations in right of payment to any other Debt for borrowed money or (B) contractually subordinate the liens in the Collateral to the liens securing any other Debt for borrowed money, in each case, without the consent of each Lender (other than any Defaulting Lender);

2.12 Amendments to Exhibits. The Exhibits are hereby amended by replacing each reference to “WhiteHawk Income Corporation, a Delaware corporation” contained therein with “WhiteHawk Minerals Corp. (formerly known as WhiteHawk Income Corporation), a Delaware corporation”.

2.13 Amendments to Schedules.

(a) Each of Schedule 1.02 and Schedule 7.18 is hereby deleted in its entirety.

(b) Each of Schedule 7.05, Schedule 7.13, Schedule 7.16, Schedule 7.17, Schedule 9.02 and Schedule 9.05 is hereby amended and restated in its entirety to read as set forth in Schedule 7.05, Schedule 7.13, Schedule 7.16, Schedule 7.17, Schedule 9.02 and Schedule 9.05, respectively, attached to this First Amendment.

2.14 Amendments to Table of Contents. The Table of Contents to the Credit Agreement is hereby amended by deleting (a) the phrase “and Citadel Permitted Existing Trade Documents” therefrom and (b) the following entries therefrom in their entirety:

Schedule 1.02 Citadel Permitted Existing Confirmations

Schedule 7.18 Citadel Permitted Existing Trades

Section 3. Assignment and Assumption.

3.1 As used in this First Amendment, (i) the term “Existing Lenders” means the collective reference to Capital One, National Association and U.S. Bank National Association; (ii) the term “New Lenders” means the collective reference to each of Flagstar Bank, N.A., JPMorgan Chase Bank, N.A., and Truist Bank; and (iii) the term “New and Continuing Lenders” means the collective reference to each Existing Lender and each New Lender.

3.2 Effective as of the First Amendment Effective Date, immediately prior to giving effect to (x) the Effective Date under the Credit Agreement and the funding of Loans and the issuance of Letters of Credit, if any, on the Effective Date and (y) the amendments contained in Section 2 of this First Amendment: (a) each Existing Lender has, in consultation with the Borrower, agreed to (i) reallocate its respective Commitment and (ii) allow each New Lender to become a party to the Credit Agreement as a Lender by acquiring an interest in the total Commitments; and (b) for an agreed consideration, each Existing Lender (each, an “Assignor”) hereby irrevocably sells and assigns to each New Lender (each, an “Assignee”), and such Assignee hereby irrevocably purchases and assumes from such Assignor, subject to and in accordance with the Standard Terms and Conditions (as set forth in Annex 1 to Exhibit H) and the Credit Agreement, as of the First Amendment Effective Date, immediately prior to giving effect to (x) the Effective Date under the Credit Agreement and the funding of Loans and the issuance of Letters of Credit, if any, on the Effective Date and (y) the amendments contained in Section 2 of this First Amendment, (i) all of such Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and the other Loan Documents and any other documents or instruments delivered pursuant thereto, in each case, to the extent related to an amount and percentage interest of all of such outstanding rights and obligations of such Assignor under the Credit Agreement, to the extent necessary so that, after giving effect thereto, each New and Continuing Lender shall have the Applicable Percentage, Elected Commitment and Maximum Credit Amount set forth for such New and Continuing Lender on Annex I attached to this First Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement (and Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto); and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement and the other Loan Documents and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”; and the sales and assignments and purchases and assumptions of the Assigned Interests described in this clause (b) being referred to herein collectively as the “Assignment and Reallocation”). Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Section 3, without representation or warranty by any Assignor. On the First Amendment Effective Date, after giving effect to the Assignment and Reallocation, each New Lender shall become a party to the Credit Agreement, as amended by this First Amendment, as a “Lender” and shall have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this First Amendment, and the other Loan Documents. Each of the Administrative Agent, the Issuing Bank, each Existing Lender and the Borrower hereby consents and agrees to the Assignment and Reallocation, including each New Lender’s acquisition of interest in the Aggregate Elected Commitment Amounts and the Aggregate Maximum Credit Amounts. With respect to the Assignment and Reallocation, each Existing Lender shall be deemed to have sold and assigned its Assigned Interest and each New Lender shall be deemed to have acquired such Assigned Interest pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit H to the Credit Agreement (the “Assignment Agreement”), as if each Lender had executed such Assignment Agreement with respect to such Assigned Interest, pursuant to which (i) each New Lender shall be an “Assignee”, (ii) each Existing Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the First Amendment Effective Date as defined herein. On the First Amendment Effective Date, after giving effect to the Assignment and Reallocation, the Administrative Agent shall take the actions specified in Section 12.04(b)(iv), including recording the Assignment and Reallocation described herein in the Register, and the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding anything to the contrary in Section 12.04(b)(ii)(D), no Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation.

Section 4. Conditions of Effectiveness. This First Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “First Amendment Effective Date”):

4.1 First Amendment. The Administrative Agent shall have received from the Parent, the General Partner, the Borrower, and the Guarantors and the Lenders (including each New Lender), counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

4.2 Effective Date. The “Effective Date” under the Credit Agreement has occurred (or shall occur substantially concurrently with the First Amendment Effective Date).

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions as agreed to by the Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Sequence of Agreements. Notwithstanding that the First Amendment Effective Date and the Effective Date under the Credit Agreement are the same date or anything to the contrary contained herein, (a) the effectiveness of the amendments in Section 2 of this First Amendment on the First Amendment Effective Date shall be deemed to have occurred simultaneously with the occurrence of the Effective Date under the Credit Agreement and the funding of Loans and the issuance of Letters of Credit, if any, on the Effective Date; and (b) the Assignment and Reallocation set forth in Section 3 of this First Amendment on the First Amendment Effective Date shall be deemed to have occurred immediately prior to the occurrence of the Effective Date under the Credit Agreement and the funding of Loans and the issuance of Letters of Credit, if any, on the Effective Date

5.2 Updated Schedules. The amendments to the Schedules pursuant to this First Amendment satisfy the requirements of Section 6.02(t) of the Credit Agreement.

5.3 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

5.4 Ratification and Affirmation; Representations and Warranties. Each of the Parent, the General Partner, and the Obligors hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the First Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except to the extent any such representations and warranties (A) are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date or (B) are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties shall be true and correct in all respects) and (ii) no Default or Event of Default has occurred and is continuing.

5.5 Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this First Amendment shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

5.6 NO ORAL AGREEMENT. This First Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT WITH RESPECT TO THE SUBJECT MATTER CONTAINED HEREIN AND THEREIN AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.7 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.8 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.9 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent.

5.10 Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.11 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	WHITEHAWK INCOME OPERATING
PARTNERSHIP L.P., a Delaware limited partnership

By: WhiteHawk Income OP GP LLC, its general partner

	By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer and Secretary

PARENT:	WHITEHAWK MINERALS CORP. (FORMERLY KNOWN AS WHITEHAWK INCOME CORPORATION), a Delaware corporation

	By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer and Secretary

GENERAL PARTNER:	WHITEHAWK INCOME OP GP LLC, a Delaware limited liability company

	By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer and Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:	WHITEHAWK MANAGEMENT LLC, a Delaware limited liability company

	By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer and Secretary

WHITEHAWK ENERGY SERVICES, LLC, a Delaware limited liability company

	By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer and Secretary

WHITEHAWK VF LLC, a Delaware limited liability company

	By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer and Secretary

WHITEHAWK INCOME MARCELLUS LLC, a Delaware limited liability company

	By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer and Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WHITEHAWK ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer and Secretary

WHITEHAWK INCOME HAYNESVILLE LLC, a Delaware limited liability company

By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer and Secretary

PHX MINERALS LLC, a Delaware limited liability company

By:	/s/ Jeffrey Slotterback
Name: Jeffrey Slotterback
Title: Chief Financial Officer and Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ADMINISTRATIVE AGENT, ISSUING BANK AND A LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

	By:	/s/ David Lee Garza
Name: David Lee Garza
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Alex Pedrinan
Name: Alex Pedrinan
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:	FLAGSTAR BANK, N.A., as a Lender

	By:	/s/ Meghan Jackson
Name: Meghan Jackson
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:	JPMORGAN CHASE BANK N.A., as a Lender

	By:	/s/ Kyle Gruen
Name: Kyle Gruen
Title: Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:	TRUIST BANK, as a Lender

	By:	/s/ Greg Krablin
Name: Greg Krablin
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

Annex I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Capital One, National Association	22.500000002%	$33,750,000.00	$112,500,000.01
U.S. Bank National Association	22.500000002%	$33,750,000.00	$112,500,000.01
Flagstar Bank, N.A.	18.333333332%	$27,500,000.00	$91,666,666.66
JPMorgan Chase Bank, N.A.	18.333333332%	$27,500,000.00	$91,666,666.66
Truist Bank	18.333333332%	$27,500,000.00	$91,666,666.66

TOTAL	100.000000000%	$150,000,000.00	$500,000,000.00

[Annex I]